SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): MAY 7, 1997

                         PRIDE PETROLEUM SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        LOUISIANA                      0-16961                  76-0069030
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)

      1500 CITY WEST BLVD., SUITE 400
              HOUSTON, TEXAS                           77042
 (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: 713/789-1400
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On May 7, 1997, Pride Petroleum Services, Inc. (the "Company") consummated the transaction contemplated by the Asset Purchase Agreement, dated as of February 19, 1997, by and between Pride Petroleum Services, Inc. and Noble Drilling Corporation, Noble Drilling (U.S.) Inc., Noble Offshore Corporation, Noble Drilling (Mexico) Inc. and NN-1 Limited Partnership (collectively, "Noble"), as amended, pursuant to which the Company acquired 12 mat-supported jackup rigs and the hull of an additional jackup rig (the "Rigs") from Noble for aggregate consideration of $268.8 million in cash, which was negotiated at arms' length. The sellers had no material relationship with the buyer.

            The acquisition of the Rigs was financed through a portion of the proceeds from the sale by the Company of $325,000,000 principal amount of its 9 3/8% Senior Notes due 2007 and 4,300,000 shares of its common stock, no par value, which was concluded on May 7, 1997.

            The Rigs are mobile, self-elevating drilling platforms, which Noble used for contract drilling of offshore oil and gas wells. The Company intends to continue to use the Rigs in this manner.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Provision of financial statements for the business represented by the Rigs required by this item within 15 days is impracticable. The required financial statements will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this Report is required to be filed.

      (b)   PRO FORMA FINANCIAL INFORMATION.

            Provision of pro forma financial information for the Company required by this item within 15 days is impracticable. The required pro forma financial information will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this Report is required to be filed.

      (c)   EXHIBITS.

      2.1   --    Asset Purchase Agreement, dated as of February 19, 1997, by and between Pride Petroleum Services, Inc. and Noble Drilling
                  Corporation, Noble Drilling (U.S.) Inc., Noble Offshore
                  Corporation, Noble Drilling (Mexico) Inc. and NN-1 Limited
                  Partnership (incorporated by reference to Exhibit 10.19 of the Company's Annual Report on Form 10-K for the year ended
                  December 31, 1996 (File No. 0-16961)).

      2.2   --    First Amendment to Asset Purchase Agreement, dated as of May
                  7, 1997, by and among Noble Drilling Corporation, Noble
                  Drilling (U.S.) Inc., Noble Offshore Corporation, Noble
                  Drilling (Mexico) Inc., NN-1 Limited Partnership and Mexico
                  Drilling Partners Inc., and Pride Petroleum Services, Inc.,
                  Pride Offshore, Inc. and Forasol S.A.

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
                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRIDE PETROLEUM SERVICES, INC.

                                    By: /s/ EARL MCNIEL
                                            Earl McNiel
                                            Vice President and
                                            Chief Financial Officer

Date: May 22, 1997

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